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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 August 28, 2000

                Date of Report (date of earliest event reported)


                       APPLIED MICRO CIRCUITS CORPORATION
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)


            Delaware                  000-23193                 94-2586591
----------------------------   ------------------------   ---------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                    Identification No.)


                               6290 Sequence Drive
                           San Diego, California 92121
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (858) 450-9333



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events
         ------------

     On August 28, 2000, Applied Micro Circuits Corporation, a Delaware corporation ("AMCC"), Mercury Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of AMCC ("Merger Sub"), and MMC Networks, Inc., a Delaware corporation ("MMC") entered into an Agreement and Plan of Merger and Reorganization dated as of August 28, 2000 (the "Merger Agreement"), pursuant to which MMC agreed to merge with and into Merger Sub (the "Merger"). In connection with the Merger Agreement, certain stockholders of MMC entered into voting agreements (the "Voting Agreement") with AMCC pursuant to which the stockholders committed to vote their shares of MMC common stock in support of the Merger.

     Attached and incorporated herein by reference in their entirety as Exhibits 99.1, 99.2 and 99.3, respectively, are copies of the Merger Agreement, the form of Voting Agreement and a joint press release of AMCC and MMC announcing the transaction.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)   Financial Statements.

               Not applicable.

         (b)   Pro Forma Financial Information.

               Not applicable.

         (c)   Exhibits

               99.1 Agreement and Plan of Merger and Reorganization dated as of August 28, 2000, by and among Applied Micro Circuits Corporation, Mercury Acquisition Corp. and MMC Networks, Inc.

               99.2 Form of Voting Agreement between Applied Micro Circuits Corporation and certain stockholders of MMC Networks, Inc.

               99.3  Joint Press Release dated August 27, 2000.

                                      -2-

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 7, 2000                APPLIED MICRO CIRCUITS CORPORATION

                                          /s/ William E. Bendush
                                        ----------------------------------
                                              William E. Bendush,
                                           Vice President, Treasurer,
                                            Chief Financial Officer
                                                 and Secretary


                                      -3-
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                                  Exhibit Index

Exhibit Number                         Exhibit Title
--------------                         -------------
    99.1 Agreement and Plan of Merger and Reorganization dated as of August 28, 2000 by and among Applied Micro Circuits Corporation, Mercury Acquisition Corp. and MMC Networks, Inc.

    99.2 Form of Voting Agreement between Applied Micro Circuits Corporation and certain stockholders of MMC Networks, Inc.

    99.3 Joint Press Release dated August 27, 2000, announcing the execution of the Agreement and Plan of Merger and Reorganization.